EXHIBIT 10.17
                                                                   -------------

                           SALES AND SERVICE AGREEMENT

     This Sales and Service Agreement (this "Agreement") is made this 6th day of July 2001, (the "Effective Date) by and between EssTec Inc. (the "Consultant") and Physician Mobile Medical Group Inc (the "Customer").

                               A G R E E M E N T:

     1.     SERVICES  TO  BE  RENDERED.  The  Consultant  will  perform  web
            ---------------------------
development work for the Customer as more particularly described in Exhibit A, which is attached hereto and incorporated into this Agreement. All services provided by the Consultant to the Customer are defined as the "Services," any and all resulting work product is the "Product," and any task discretely listed on Exhibit A, attached hereto, is the "Task") If Exhibit A lists an estimated date or time for completion ("Estimated Completion Date") for any Task, the Consultant shall use best efforts to complete the Task by such Estimated Completion Date. However, the Consultant cannot guarantee that any Task will be complete on the Estimated Completion Date. If Exhibit A does not list any Estimated Completion Date for any Task, the Consultant will use best efforts to complete such Task within a reasonable period of time.

     2.     PAYMENT  OF  FEES.  In  consideration  of the Services, the Customer
            ------------------
shall pay Consultant, the fees (the "Fees") more particularly described in Exhibit B, which is attached hereto and incorporated into this Agreement.

3.     OWNERSHIP  OF  WORK.  The  ownership  of  original  source  codes, design
       -------------------
templates, workflow charts, artwork, including sketches and any other materials created in the process of creating the product, shall remain with The Consultant.

     4.     INDEMNIFICATION.
            ----------------

     (a)     INDEMNIFICATION  BY  CUSTOMER.  The  Customer  agrees to indemnify,
             -----------------------------
defend and hold the Consultant, it's owners and its agents, officers, directors, lawyers, accountants, and employees, harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to reasonable attorneys' fees and the costs of any legal action arising from Customer's web site(s) or Customer's use of the Services. Such indemnification shall include, but not be limited to, claims for libel, slander, infringement of copyright, theft of misappropriation of intellectual property, or unauthorized use of any trademark, trade name, or service mark.

     (b)     INDEMNIFICATION  BY  CONSULTANT.  Except  as  otherwise  herein
             -------------------------------
provided, the Consultant agrees to indemnify, defend and hold the Customer and its agents, officers, directors, lawyers, and accountants harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to, reasonable attorneys' fees and costs of any legal action (but excluding consequential damages) arising from the Consultant's gross negligence in the course of providing the Services under this agreement. In no event will the Consultant be liable for lost or damaged data, loss of business, or anticipatory profits, or any other consequential or incidental damages resulting from the use or operation of the Services or the maintenance thereof.

     5.     LIMITATION OF DAMAGES.  The Consultant will endeavor to provide high
            ----------------------
quality Services and a high quality Product. However, the Consultant is not, and will not be responsible for any consequential or incidental damages resulting from any malfunctioning of Customer's web site resulting form Consultant's Services, including, but not limited to, any interruptions of service, or data loss (including lost transactions) regardless of whether such damages arose from Consultant's negligence. Although the Consultant will endeavor to safeguard any data provided by the Customer, the Customer agrees that it is responsible for safeguarding its data, including maintaining backup data sets.

     6.     TERMINATION  OF  AGREEMENT.
            --------------------------


     (a)     MATERIAL  BREACH.  If  either  party  is  in  material  breach this
             -----------------
Agreement, the non-breaching party may serve the breaching party with a written notice specifying the material breach and requesting the breaching party to cure it. If the breaching party fails to cure the material breach within ten (10) days after its receipt of the notice, the non-breaching party may terminate this Agreement by sending a written notice of termination to the breaching party. The termination of this Agreement shall take effect immediately on the receipt of such notice of termination by the breaching party.

     (b)     TERMINATION  ABSENT A BREACH.  Neither party shall have the ability
             -----------------------------
to unilaterally terminate the Agreement, except as specifically permitted by provisions of this Agreement. A party specifically granted the ability to terminate this Agreement for any reason not covered by subsection (a) of this Paragraph, may exercise this right by sending the other party a written notice stating that it is terminating the Agreement and citing the specific paragraph and subparagraph providing the party with the ability to terminate the Agreement. The termination of this agreement shall take effect thirty (30) days following the other party's receipt of this notice. This sub-paragraph shall not apply to any termination arising from a material breach.

     (c)     EFFECT  OF  TERMINATION.  On  any  termination  of  this  Agreement
             ------------------------
pursuant to this paragraph, the Consultant may immediately cease providing Services to the Customer, and neither party shall have any further obligation to the other under the Agreement, provided that neither party shall be relieved from any obligations or liabilities arising under the Agreement prior to its termination.

     7.     WARRANTIES;  LIMITATIONS  ON  LIABILITY.     THE CONSULTANT MAKES NO
            ---------------------------------------
WARRANTY, REPRESENTATION, OR PROMISE NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN THE SERVICES ARE PROVIDED "AS
IS." THE CONSULTANT DISCLAIMS AND EXCLUDES ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE. THE CONSULTANT DOES NOT WARRANT THAT THE SERVICES OR RELATED MATERIALS WILL SATISFY CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES AND RELATED SERVICES WILL BE WITHOUT DEFECT OR ERROR.

     8.     ENTIRE AGREEMENT.  This Agreement supersedes all previous agreements
            -----------------
between the parties, contains the entire understanding between the parties, and may not be changed, except in writing, duly executed by each of the parties.

     9.     INDEPENDENT CONTRACTOR.  The Consultant is an independent contractor
            -----------------------
relative to the Customer and nothing contained herein shall be deemed to create a partnership or agency relationship.

     10.     ASSIGNMENT.  This agreement may not be assigned without the express
             -----------
written  consent  of  the  non-assigning  party.

     11.     NOTICES.  All  notices  required  by  this  Agreement  shall  be in
             -------
writing and sent by Facsimile, Electronic Mail, Federal Express, or U.S. Mail, Return Receipt Requested as provided below. Such notice shall be sufficient for the purposes of this Agreement only if sent to the party's "Address for Service" as listed below. Such Address for Service may be changed by any party by serving notice (in compliance with the paragraph) on the other party. No notice sent by facsimile shall be sufficient without a confirmation receipt. No notice sent by electronic mail shall be sufficient unless sent to an address included in the recipient's Address for Service and acknowledged by a human-generated response.

Consultant's  Address  for  Service:

     Address:     233  Wilshire  Blvd
               Suite  930
               Santa  Monica,  CA  90401
     Fax:      (310)  656  -  3055
     E-mail:   tk@esstec.com

Customer's  Address  for  Service:

     Address:  4047  Long  Beach  Blvd.
               Long  Beach,  CA  90807
     Fax:      (562)  595  1599
     E-mail:   johncut00@yahoo.com

     12.     DISPUTE RESOLUTION.  If a dispute or claim shall arise with respect
             -------------------
to any of the terms or provisions of this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association to an
arbitrator in good standing with the American Arbitration Association within fifteen (15) days after such notice is given. Any such arbitrator so selected is to be mutually acceptable to both parties. If both parties are unable to agree upon a single arbitrator, each party shall appoint one (1) arbitrator. If either party does not appoint an arbitrator within five (5) days after the other party has given notice of the name of its arbitrator, the single arbitrator appointed by the party giving notice shall be the sole arbitrator and such arbitrator's decision shall be binding upon both parties. If two (2) arbitrators are appointed, these two (2) arbitrators shall appoint a third arbitrator who shall proceed to resolve the question. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. Judgment may be entered on such written decision by the single arbitrator in any court having jurisdiction and the parties consent to the jurisdiction of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

     13.     ATTORNEYS'  FEES.  In  the  event  of  any  legal,  equitable  or
             ----------------
administrative action or proceeding brought by any party against another party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees of its attorneys and any costs incurred in such action or proceeding including costs of appeal, if any, in such amount that the court or administrative body having jurisdiction over such action may award.

     14.     GOVERNING  LAW.  This  Agreement  will be construed and enforced in
             --------------
accordance with, and governed by, the laws of the State of California in the United States of America without giving effect to any conflict of laws principles. The parties hereby consent to the personal jurisdiction of the courts of the County of Orange, California, and waive any rights to change venue.

     15.     CURRENCY  DENOMINATIONS.  All  currency denominations are in United
             ------------------------
States  dollars.

                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

The  Consultant
/s/  Tariq Khan
_______________________________

By:  Tariq  Khan
Its:  CEO


The  Customer

/s/  Dr.  John  Cutrone
______________________________

By:  Dr.  John  Cutrone
Its:  President

                                    EXHIBIT A

                                    SERVICES

Essential Tec, Inc. will develop and deploy an e-Business site, utilizing the latest "open standard" technology.

SYSTEM  FUNCTIONALITY:  The proposed system will have following functionalities:

-     establishing  a  foundation  infrastructure  for  e-Business

-     designing  web  interface,  including  secure  login

- creating critical information to collect with regards to Patient's test results.

- designing workflow process whereby, Referring physicians can obtain results from Radiology and other imaging labs.

- Creating custom CODECS for streaming of large files over the internet for faster access.

APPROACH: This section reviews the EssTec project execution approach. It is divided into
-     Project  phases
       -     Requirements
       -     Design
       -     Development  including  Deployment  &  Rollout
-     Resources  and  Project  Management

TEAM MAKE-UP: EssTec proposes following team structure for the successful development and implementation of this project:

-     EssTec  Project  Manager.

-     PMMG  Project  Manager.

-     System  Architect.

-     Team  Lead  (For  the  offshore  team).

-     One  JSP/ASP/Coldfusion  Engineer.

-     Two  COM/DCOM/EJB/JAVA  Software  engineers.

-     One  Graphics  Designer.

-     One  Quality  Assurance  engineer.

REQUIREMENTS PHASE ACTIVITIES: During the Requirements, The EssTec team will be engaged in several parallel activities during the project. An initial high-level plan is given below in Fig. 1.

FINISH
FIG.  1:  HGH  LEVEL  PLAN  &  DELIVERABLES  FOR  ALPHA  RELEASE
----------------------------------------------------------------



[GRAPHICS OMITTED]

REQUIREMENT:
     Planning  &  Staffing
     User  Analysis
     Scope
     Initial  Site  Map
     Technical  Options
     Design  a  project  plan
     Integration  Capbilities

TRACKS:
     IA  Design
     Iterate  Site  Map,  Process  Flow,  and  Scope.
     GUI  design
     Technology  Architecture  &  Design
     Prototype

DEVELOPMENT:
     Graphics,  Screens
     Programming
     Integration:  GUI  and  backend  integration
     Beta/Functional  Prototype

IMPLEMENTATION:
Deployment  of  solution

TESTING:
     User  Acceptance
     Testing  &  Bug  Fixes





User needs findings
And                                  Output from the customer interview activities, along with
recommendations                      corresponding observations and recommendations
---------------------------------------------------------------------------------------------------------

                                     Vision and objectives of the project as determined through the
Project vision                       workshops
---------------------------------------------------------------------------------------------------------

                                     Prioritized business functionality based on initial functionality
Scope matrix                         desired by PMMG, adjusted based on user needs input
---------------------------------------------------------------------------------------------------------

                                     Conceptual themes, positioning, and creative design brief for the
Creative Vision                      Independent Retailer site
---------------------------------------------------------------------------------------------------------
                                     Assessment of existing content in terms of making it digital/web
Content audit                        -ready
---------------------------------------------------------------------------------------------------------
Information                          High level information Assessment of where and how information is
Context Diagram                      used and housed
---------------------------------------------------------------------------------------------------------
Technology                           High level software architecture and high level network
Architecture                         architecture
---------------------------------------------------------------------------------------------------------
Project plans                        Design project plans for the Independent Retailer site
---------------------------------------------------------------------------------------------------------
Fixed price/Fixed                    Revised estimates for Design and Development of the Independent
time estimates                       Retailer site based on updated scope
----------------------------------------------------------------------------------------------------------
                                     Issues and Assumptions are captured and tracked using a tracking
Issues and                           tool.  Issues are resolved by assigning them to owners along with
Assumptions                          dates for resolution
----------------------------------------------------------------------------------------------------------



ASSUMPTIONS:

-     PMMG  representatives  will  participate  in  all  on-site  interviews

- The EssTec team will have timely access to technology resources and documentation

DESIGN PHASE: The purpose of the Design phase is to create a detailed roadmap for Release 1 of the PMMG site. The Design activities drill down on both business and technical details of the site based on the scope determined in the Requirements phase.

The Design will consist of parallel in-depth design and analysis activities including prototyping. This section provides an overview of the Design objectives and deliverables. These may change if necessary based on the Requirements phase. At the conclusion of the Design phase, EssTec will provide PMMG with a viable, detailed design for the Independent Retailer solution.

DESIGN  OBJECTIVES:
- Develop detailed process and business requirements based on future business use cases
- Convert the business requirements into software development documentation (e.g., screen narratives, use cases, object model, object specifications)
-     Visual  Screen  Prototype  of  the  system  to  confirm  usability
-     Define  the  business  information and functionality for system interfaces
- Complete the conversion of the business requirements into software development documentation
- Design the software and hardware architectures required to support the business
- Design layering, distribution and the implementation model of the application to ensure it meets performance and maintenance requirements
-     Define  the  technical  requirements  of  the  system  interfaces



Sample  Design  Deliverables:


Business Design
Deliverable                                                     Description
------------------------ ----------------------------------------------------------------------------------------


                          A diagram that documents the functional areas, actors and interfaces that relate to
Business Context Diagram  the site.  For each area, significant events are also identified so that detailed analysis can be conducted as appropriate.
                          ---------------------------------------------------------------------------------------
                          A use case is a description of a sequence of steps that make up a business process.
                          Decision points are not as emphasized as in process flows. Use cases have clear beginnings and ends, inputs and outputs and purposes.  Use cases will be
Business Use Cases        developed for the transactional components of the site only and be used as acceptance criteria for the finished application.
                          ---------------------------------------------------------------------------------------
                          A written description of a pattern of steps that make up a business process that the system will help automate, demonstrated with the aid of the prototype.  They include sample values and descriptions of anticipated results to illustrate how the
Scenarios                 use cases are envisioned to operate under practical conditions.  They are also used as acceptance criteria for the finished application.
                          ---------------------------------------------------------------------------------------
Volume and Throughput     Expected system transaction volumes and performance requirements. Initial set of
 Analysis                 performance assumptions and expectations, including response times for batch and real-time processes, as well as screen/application response times.
                          ---------------------------------------------------------------------------------------
Business Operational
 Requirements             Documents the requirements that affect the technical solution. (e.g., 24x7 availability, number of concurrent users)
                          ---------------------------------------------------------------------------------------
Performance
 Requirements             Documented assumptions around the anticipated performance expectations of the web site.
                          ---------------------------------------------------------------------------------------
                          Documentation of the prototype of the application will be built.  This will be a model of the system's functionality, to appropriately resemble the "look and feel"
                          of the end product.  Prototyping is used to define the functional requirements.
Visual Screen Prototype   The design prototype will be reused as possible for the Development phase of the project.
                          ---------------------------------------------------------------------------------------
Screen Map                Contains pictorial representations of the prototype screens; the screen map depicts the relationships between screens.
                          ---------------------------------------------------------------------------------------
Business Glossary         Common definition of terms
                          ---------------------------------------------------------------------------------------
Report Matrix and         Lists the hard copy reports, as well as specifications for the sources of information
Samples                   presented.  Also included are details on any calculations included in the reports.
                          Prototype of the reports (not final design).
                          ---------------------------------------------------------------------------------------
Project Plan              Project plan for implementing the site, outlining initiatives the project is dependent upon
                          ---------------------------------------------------------------------------------------
Issues and Assumptions    Issues and Assumptions are captured and tracked using a tracking tool. Issues are resolved by assigning owners and dates for resolution.
------------------------  ---------------------------------------------------------------------------------------





Technical Design
Deliverable                                                    Description
------------------------  --------------------------------------------------------------------------------------

                          Conceptual and physical models of the database. The Data Dictionary documents
Data Model & Data         the fields and data types present in the database to be implemented, including
Dictionary                database-naming standards.
------------------------  --------------------------------------------------------------------------------------
                          Displays the high-level logical software applications and logical databases that will automate and facilitate business processes. The Application Architecture is independent of technology (e.g. whether it is two tier, three tier, Web Based,
Application Architecture  Object, relational)
------------------------  --------------------------------------------------------------------------------------
Technical Infrastructure  Documents the overall logical technical design of the application, including
 Diagram                  platforms, operating systems, etc.
------------------------  --------------------------------------------------------------------------------------

                                        8


                          This document organizes the system as a collection of objects containing both data
Overall Implementation    structure and behavior at a high level. The content of the object model is driven
 Model                    by its relevance to an application
------------------------  --------------------------------------------------------------------------------------
                          Documents the detailed design of the application component within the
Component Design          Independent Retailer site. Provides an understanding of what a module does, what
 Documentation            problem it solves, how the component is designed, and how to code the module
------------------------  --------------------------------------------------------------------------------------
                          Details the specifications for each interface that will be integrated during Release
External Interface        1. (Referring to high level plan) These specifications include the data elements
 Documentation            being exchanged and any formats or protocols employed.
------------------------  --------------------------------------------------------------------------------------
Test Plan                 Requirements for testing, including a process and acceptance criteria guidelines
------------------------  --------------------------------------------------------------------------------------




DEVELOPMENT PHASE: Site construction begins after design of system elements such as content, navigation, graphic design, databases, external interfaces is completed. This work will be done primarily at EssTec facilities. The Development phase can be broken down into:

-     Site  construction
-     System  Testing
-     Usability  Testing
-     Integration  Testing
-     User  Acceptance  Testing
-     Deployment  &  Rollout
-     Training
-     Support
-     Deliverables  and  Documentation

DEVELOPMENT  PHASE  DELIVERABLES:



 Deliverable                                                      Description
---------------------------------  --------------------------------------------------------------------------

Infrastructure (VDMG deliverable)  All required infrastructure needed for the development, testing and deployment for the site to work as planned. For example: software and hardware needed, network
                                   connectivity
---------------------------------  --------------------------------------------------------------------------

The Independent Jeweler site       The EssTec team will be engaged in several parallel activities during the project, the development and deployment of requested solution will be stepwise.
---------------------------------  --------------------------------------------------------------------------
Training                           EssTec will mentor trainers at PMMG
---------------------------------  --------------------------------------------------------------------------
                                   EssTec provides with a 30-day warranty of the implemented system, as well as knowledge transfer of PMMG personnel who will support the
Support                            implemented system.
---------------------------------  --------------------------------------------------------------------------
                                   Electronic deliverables from the project (for example, electronic guide
Documentation                      documentation)
---------------------------------  --------------------------------------------------------------------------

INFRASTRUCTURE: EssTec recommends two infrastructure environments for development and testing/production deployment. Infrastructure implementation is an important milestone in the high level plan and must be planned by EssTec and PMMG technical resources early in the project. PMMG is responsible for hardware and software purchases - EssTec will help create the specs for these purchases. An initial specification is provided in the Appendices.

TESTING:  EssTec  will  perform  system  testing in our development environment.

We recommend planning for usability testing, where actual users are brought in to test the application once it has been developed sufficiently. Typically, usability labs need to be set up to record user reaction. The usability lab test results often indicate specific changes in the application necessary for enhancing the user experience. If PMMG is not equipped to set up a usability lab, EssTec can provide that expertise. However, the costs of setting up a usability lab are not included in this estimate.

The final leg of testing is User Acceptance testing or UAT. During Requirements and Design, acceptance criteria are identified for the project. During UAT, PMMG core team members use test plans (created by EssTec) to test system functionality, performance and how well the project meets its specifications. UAT is not a time for additional scope requests, but rather closure on the site prior to release. Bugs are systematically identified, prioritized, tracked and fixed. New releases are put into testing until the application is ready to deploy into production.

QUALITY ASSURANCE: Through all EssTec projects, a critical theme is quality assurance. We take a complete responsibility for our assigned projects, which means that quality assurance relates to all project areas. Regardless of types of project EssTec uses a collection of general quality assurance methods. Our quality assurance program is broad and we give below a couple of examples on concrete methods we use in development projects.

Quality assurance of the idea: To deliver the right product at the agreed-upon time

It is very important to do the right thing, to truly add value to the organization and its customers. Our quality assurance includes an insurance process to see if the project idea is truly durable.

Quality  assurance  of  the  product:  To  deliver  with  the  right  quality

The site's quality is verified continuously during the entire project, held up against system and program specifications. Prior to the site being implemented, we do acceptance testing to verify that the right results have been accomplished.

Quality  assurance  of  the  process:  To  do  it  the  right  way

SITE DEPLOYMENT & ROLLOUT: Once the site goes through UAT by PMMG core team members, the site is ready for deployment. PMMG may choose a pilot rollout to selected customers first, or to all eligible users. Our client site administrators typically move application programs from the Test environment to Production. In PMMG's case, the site hosting decision will determine the sequence of events in rolling out the site.

                                    EXHIBIT B

                                      FEES

     In consideration of the Services, the Customer shall pay the Consultant, the Fees in the amount of US Dollars Two Hundred and Fifty Thousand ($ 250,000) payable as per the schedule below.

-     US  $  150,000  paid  in  advance  at  the time of signing this agreement.
-     US  $  50,000  paid  on  August  15,  2001.
-     US  $  50,000  paid  on  September  15,  2001.

     The Customer will reimburse the Consultant for any incidental costs and expenses, including but not limited to software licenses needed for the Web Site.